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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 13, 2005
                Date of Report (date of earliest event reported)

                                THE BUCKLE, INC.
             (Exact name of Registrant as specified in its charter)


            NEBRASKA                      001-12951              47-0366193
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)


            2407 WEST 24TH STREET, KEARNEY, NEBRASKA    68845-4915
            (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (308) 236-8491


           -----------------------------------------------------------
             (Former name, former address and former fiscal year if
                           changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS



ITEM 8.01. Other Events

ITEM 9.01(c) Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

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ITEM 8.01.  Other Events

Item 8.01. Information Provided Under Item 8.01 (Other Events). The following information is furnished pursuant to Item 8.01 "Other Events." On October 13, 2005, The Buckle, Inc. issued a press release announcing that its Board of Directors has authorized a new 500,000 share corporate stock repurchase program. The full text of the press release is furnished as Exhibit 99.1 to this report.


ITEM 9.01(c). Financial Statements and Exhibits

Exhibit 99.1      Press Release Dated October 13, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The Buckle, Inc.

Date:  October 13, 2005           By:  /s/ KAREN B. RHOADS
                                  ---------------------------------
                                           Name:  Karen B. Rhoads
                                           Title:  Vice President of Finance,
                                           Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated October 13, 2005